LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Supplement dated July 8, 2010, to the Loomis Sayles Inflation Protected Securities Fund and the

Loomis Sayles Intermediate Duration Bond Fund Statement of Additional Information (“SAI”), dated

May 28, 2010, as may be revised or supplemented from time to time.

Effective immediately, the following paragraph is added to the sub-section “Distribution Agreements and Rule 12b-1 Plans,” under the section “Investment Advisory and Other Services”:

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC.